		Exhibit 99.2

INCOME STATEMENT DATA
(Unaudited)

(Dollars in thousands, except per share data)	Six Months Ended

	2021	2020	'21 vs '20
			% Change

Interest income	$822,560	$935,466	(12)%
Interest expense	66,844	185,640	(64)

Net interest income	755,716	749,826	1
(Reversal of) provision for credit losses	(43,173)	300,573	nm

Net interest income after provision for credit losses	798,889	449,253	78

Non-interest revenue:
Service charges on deposit accounts	41,448	36,255	14
Fiduciary and asset management fees	36,759	30,124	22
Card fees	25,300	20,136	26
Brokerage revenue	26,899	22,383	20
Mortgage banking income	36,157	35,757	1
Capital markets income	10,840	17,294	(37)
Income from bank-owned life insurance	16,031	13,794	16
Investment securities (losses) gains, net	(1,990)	78,144	nm
Other non-interest revenue	26,599	23,454	13

Total non-interest revenue	218,043	277,341	(21)

Non-interest expense:
Salaries and other personnel expense	322,044	309,274	4
Net occupancy, equipment, and software expense	82,959	83,921	(1)
Third-party processing and other services	44,451	45,366	(2)
Professional fees	17,031	25,980	(34)
FDIC insurance and other regulatory fees	11,127	12,129	(8)
Other operating expenses	60,053	83,751	(28)

Total non-interest expense	537,665	560,421	(4)

Income before income taxes	479,267	166,173	188
Income tax expense	105,975	34,461	208

Net income	373,292	131,712	183

Less: Preferred stock dividends	16,581	16,581	—

Net income available to common shareholders	$356,711	$115,131	210%

Net income per common share, basic	$2.41	$0.78	208%

Net income per common share, diluted	2.38	0.78	206

Cash dividends declared per common share	0.66	0.66	—

Return on average assets *	1.38%	0.52%	86	bps
Return on average common equity *	15.58	5.15	1,043

Weighted average common shares outstanding, basic	148,289	147,300	1%
Weighted average common shares outstanding, diluted	149,764	148,067	1

nm - not meaningful
bps - basis points
* - ratios are annualized

Synovus

INCOME STATEMENT DATA
(Unaudited)

(Dollars in thousands, except per share data)	2021		2020			Second Quarter

	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	'21 vs '20
						% Change

Interest income	$412,743	409,817	433,479	435,550	451,569	(9)%
Interest expense	30,883	35,960	47,547	58,560	75,003	(59)

Net interest income	381,860	373,857	385,932	376,990	376,566	1
(Reversal of) provision for credit losses	(24,598)	(18,575)	11,066	43,383	141,851	nm

Net interest income after provision for credit losses	406,458	392,432	374,866	333,607	234,715	73

Non-interest revenue:
Service charges on deposit accounts	21,414	20,033	19,063	17,813	15,567	38
Fiduciary and asset management fees	18,805	17,954	17,242	15,885	14,950	26
Card fees	13,304	11,996	11,743	10,823	9,186	45
Brokerage revenue	13,926	12,974	11,794	10,604	9,984	39
Mortgage banking income	13,842	22,315	24,426	31,229	23,530	(41)
Capital markets income	3,335	7,505	4,352	5,690	6,050	(45)
Income from bank-owned life insurance	7,188	8,843	9,725	7,778	7,756	(7)
Investment securities (losses)/gains, net	—	(1,990)	2,337	(1,550)	69,409	nm
Other non-interest revenue	15,273	11,326	14,079	16,139	17,052	(10)

Total non-interest revenue	107,087	110,956	114,761	114,411	173,484	(38)

Non-interest expense:
Salaries and other personnel expense	160,567	161,477	153,946	154,994	159,597	1
Net occupancy, equipment, and software expense	41,825	41,134	44,183	41,554	41,727	—
Third-party processing and other services	24,419	20,032	20,799	21,827	22,666	8
Professional fees	7,947	9,084	17,541	13,377	15,305	(48)
FDIC insurance and other regulatory fees	5,547	5,579	6,288	6,793	6,851	(19)
Other operating expenses	30,226	29,828	59,741	78,110	37,995	(20)

Total non-interest expense	270,531	267,134	302,498	316,655	284,141	(5)

Income before income taxes	243,014	236,254	187,129	131,363	124,058	96
Income tax expense	56,814	49,161	36,720	39,789	30,866	84

Net income	186,200	187,093	150,409	91,574	93,192	100

Less: Preferred stock dividends	8,291	8,291	8,291	8,291	8,291	—

Net income available to common shareholders	$177,909	178,802	142,118	83,283	84,901	110%

Net income per common share, basic	$1.20	1.20	0.96	0.57	0.58	107%

Net income per common share, diluted	1.19	1.19	0.96	0.56	0.57	109%

Cash dividends declared per common share	0.33	0.33	0.33	0.33	0.33	—

Return on average assets *	1.36%	1.40	1.11	0.69	0.71	65	bps
Return on average common equity *	15.40	15.77	12.31	7.28	7.48	792

Weighted average common shares outstanding, basic	148,113	148,467	147,744	147,314	147,288	1%
Weighted average common shares outstanding, diluted	149,747	149,780	148,725	147,976	147,733	1

nm - not meaningful
bps - basis points
* - ratios are annualized

Synovus

BALANCE SHEET DATA	June 30, 2021	December 31, 2020	June 30, 2020

(Unaudited)

(In thousands, except share data)

ASSETS
Cash and due from banks	$560,396	$531,579	$572,169
Interest-bearing funds with Federal Reserve Bank	2,598,213	3,586,565	860,289
Interest earning deposits with banks	21,513	20,944	20,719
Federal funds sold and securities purchased under resale agreements	82,554	113,829	118,048
Cash, cash equivalents, and restricted cash	3,262,676	4,252,917	1,571,225

Investment securities available for sale, at fair value	9,442,170	7,962,438	7,197,493
Loans held for sale ($202,216, $216,647, and $266,306 measured at fair value, respectively)	750,916	760,123	900,936

Loans, net of deferred fees and costs	38,236,018	38,252,984	39,914,297
Allowance for loan losses	(516,708)	(605,736)	(588,648)
Loans, net	37,719,310	37,647,248	39,325,649

Cash surrender value of bank-owned life insurance	1,059,235	1,049,373	1,038,049
Premises, equipment, and software, net	446,447	463,959	481,716
Goodwill	452,390	452,390	497,267
Other intangible assets, net	40,354	45,112	50,392
Receivable on unsettled securities sales	—	—	1,289,116
Other assets	1,765,161	1,760,599	1,770,146
Total assets	$54,938,659	$54,394,159	$54,121,989

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Non-interest-bearing deposits	$15,345,629	$13,477,854	$12,555,714
Interest-bearing deposits	31,826,333	33,213,717	31,638,866

Total deposits	47,171,962	46,691,571	44,194,580

Federal funds purchased and securities sold under repurchase agreements	194,786	227,922	225,576
Other short-term borrowings	—	7,717	300,000
Long-term debt	1,203,293	1,202,494	2,327,921
Due on unsettled securities purchases	48,795	—	922,952
Other liabilities	1,082,109	1,103,121	1,097,992
Total liabilities	49,700,945	49,232,825	49,069,021

Shareholders' equity:
Preferred stock - no par value. Authorized 100,000,000 shares; issued 22,000,000	537,145	537,145	537,145
Common stock - $1.00 par value. Authorized 342,857,143 shares; issued 169,107,609, 168,132,522, and 167,405,730; outstanding 147,071,532, 148,039,495, and 147,312,703	169,108	168,133	167,406
Additional paid-in capital	3,872,949	3,851,208	3,826,726
Treasury stock, at cost – 22,036,077, 20,093,027, and 20,093,027 shares	(824,197)	(731,806)	(731,806)
Accumulated other comprehensive income, net	45,726	158,635	202,970
Retained earnings	1,436,983	1,178,019	1,050,527
Total shareholders’ equity	5,237,714	5,161,334	5,052,968
Total liabilities and shareholders' equity	$54,938,659	$54,394,159	$54,121,989

Synovus
AVERAGE BALANCES AND YIELDS/RATES (1)
(Unaudited)	2021		2020
(Dollars in thousands)

	Second	First	Fourth	Third	Second
	Quarter	Quarter	Quarter	Quarter	Quarter
Interest Earning Assets
Investment securities (2) (4)	$9,184,691	8,437,563	7,493,822	7,227,400	6,618,533
Yield	1.45%	1.40	2.07	2.39	2.72
Trading account assets (5)	$2,831	3,063	8,496	5,391	6,173
Yield	1.15%	2.81	1.03	1.69	2.19
Commercial loans (3) (4)	$29,849,029	29,844,491	30,363,102	30,730,135	30,236,919
Yield	3.86%	3.95	3.96	3.80	3.95
Consumer loans (3)	$8,647,448	8,367,776	8,521,449	9,032,437	9,899,172
Yield	3.94%	3.98	4.00	4.08	4.34
Allowance for loan losses	$(561,242)	(599,872)	(595,547)	(591,098)	(498,545)
Loans, net (3)	$37,935,235	37,612,395	38,289,004	39,171,474	39,637,546
Yield	3.93%	4.02	4.03	3.92	4.08
Mortgage loans held for sale	$242,940	246,962	309,278	244,952	221,157
Yield	3.06%	2.68	2.74	2.92	3.09
Other loans held for sale	$615,301	660,753	544,301	493,940	19,246
Yield	3.05%	2.91	2.81	3.61	4.19
Federal funds sold, due from Federal Reserve Bank, and other short-term investments	$2,705,819	2,838,063	2,716,645	1,265,880	1,709,086
Yield	0.11%	0.10	0.10	0.11	0.11
Federal Home Loan Bank and Federal Reserve Bank Stock (5)	$159,340	157,657	162,537	200,923	247,801
Yield	2.01%	1.69	2.64	2.73	3.60
Total interest earning assets	$50,846,157	49,956,456	49,524,083	48,609,960	48,459,542
Yield	3.26%	3.32	3.49	3.58	3.75
Interest-Bearing Liabilities
Interest-bearing demand deposits	$8,601,262	8,570,753	8,531,415	7,789,095	7,260,940
Rate	0.11%	0.14	0.16	0.19	0.21
Money Market accounts	$15,476,262	15,348,916	14,411,860	13,272,972	12,238,479
Rate	0.19%	0.23	0.26	0.36	0.46
Savings deposits	$1,333,297	1,219,288	1,147,667	1,114,956	1,036,024
Rate	0.02%	0.02	0.01	0.02	0.02
Time deposits under $100,000	$1,077,931	1,161,306	1,239,592	1,379,923	1,621,943
Rate	0.41%	0.56	0.74	1.03	1.43
Time deposits over $100,000	$2,714,451	2,993,996	3,302,959	3,863,821	4,772,555
Rate	0.56%	0.74	1.03	1.44	1.80
Other brokered deposits	$1,901,097	1,950,582	1,978,393	1,912,114	1,998,571
Rate	0.19%	0.20	0.23	0.23	0.25
Brokered time deposits	$1,156,510	1,418,751	1,795,982	2,232,940	2,244,429
Rate	1.35%	1.50	1.60	1.59	1.86
Total interest-bearing deposits	$32,260,810	32,663,592	32,407,868	31,565,821	31,172,941
Rate	0.24%	0.31	0.39	0.54	0.73
Federal funds purchased and securities sold under repurchase agreements	$204,053	209,448	174,316	180,342	250,232
Rate	0.07%	0.07	0.07	0.09	0.12
Other short-term borrowings	$—	—	—	46,739	550,000
Rate	—%	—	—	1.12	1.23
Long-term debt	$1,203,038	1,202,613	1,552,791	2,234,665	2,834,188
Rate	3.82%	3.63	3.96	2.71	2.36
Total interest-bearing liabilities	$33,667,901	34,075,653	34,134,975	34,027,567	34,807,361
Rate	0.36%	0.42	0.55	0.68	0.86
Non-interest-bearing demand deposits	$15,088,836	13,791,286	13,566,112	12,773,676	11,923,534
Cost of funds	0.25%	0.30	0.40	0.50	0.65
Effective cost of funds(6)	0.24%	0.28	0.37	0.48	0.62
Net interest margin	3.02%	3.04	3.12	3.10	3.13
Taxable equivalent adjustment (4)	$791	774	821	956	861
(1) Yields and rates are annualized.
(2) Excludes net unrealized gains and losses.
(3) Average loans are shown net of unearned income. Non-performing loans are included.
(4) Reflects taxable-equivalent adjustments, using the statutory federal income tax rate of 21%, in adjusting interest on tax-exempt loans and investment securities to a taxable-equivalent basis.
(5) Included as a component of other assets on the consolidated balance sheet.
(6) Includes the impact of non-interest-bearing capital funding sources.

Synovus
LOANS OUTSTANDING BY TYPE
(Unaudited)	Total Loans	Total Loans	Linked Quarter	Total Loans	Year/Year
(Dollars in thousands)

Loan Type	June 30, 2021	March 31, 2021	% Change	June 30, 2020	% Change
Commercial, Financial, and Agricultural	$12,085,534	$12,662,329	(5)%	$12,947,164	(7)%
Owner-Occupied	7,064,599	7,031,505	—	7,084,481	—
Total Commercial & Industrial	19,150,133	19,693,834	(3)	20,031,645	(4)
Multi-Family	2,086,641	2,220,939	(6)	2,247,959	(7)
Hotels	1,411,443	1,462,370	(3)	1,362,183	4
Office Buildings	2,340,378	2,280,053	3	2,244,366	4
Shopping Centers	1,645,275	1,662,158	(1)	1,775,638	(7)
Warehouses	657,699	692,267	(5)	779,109	(16)
Other Investment Property	1,076,577	1,017,938	6	826,302	30
Total Investment Properties	9,218,013	9,335,725	(1)	9,235,557	—
1-4 Family Construction	174,009	189,626	(8)	229,806	(24)
1-4 Family Investment Mortgage	462,335	449,328	3	466,577	(1)
Total 1-4 Family Properties	636,344	638,954	—	696,383	(9)
Commercial Development	120,683	142,380	(15)	112,426	7
Residential Development	164,950	196,653	(16)	270,145	(39)
Land Acquisition	221,061	220,216	—	299,659	(26)
Land and Development	506,694	559,249	(9)	682,230	(26)
Total Commercial Real Estate	10,361,051	10,533,928	(2)	10,614,170	(2)
Consumer Mortgages	5,200,762	5,299,175	(2)	5,817,525	(11)
Home Equity Lines	1,358,211	1,432,367	(5)	1,724,973	(21)
Credit Cards	285,508	267,371	7	250,448	14
Other Consumer Loans	1,880,353	1,578,426	19	1,475,536	27
Total Consumer	8,724,834	8,577,339	2	9,268,482	(6)
Total	$38,236,018	$38,805,101	(1)%	$39,914,297	(4)%

NON-PERFORMING LOANS COMPOSITION
(Unaudited)	Total Non-performing Loans	Total Non-performing Loans	Linked Quarter	Total Non-performing Loans	Year/Year
(Dollars in thousands)

Loan Type	June 30, 2021	March 31, 2021	% Change	June 30, 2020	% Change
Commercial, Financial, and Agricultural	$70,943	$76,460	(7)%	$83,000	(15)%
Owner-Occupied	13,155	17,192	(23)	19,605	(33)
Total Commercial & Industrial	84,098	93,652	(10)	102,605	(18)
Multi-Family	2,407	2,698	(11)	—	nm
Office Buildings	1,618	1,645	(2)	836	94
Shopping Centers	124	20,138	(99)	409	(70)
Warehouses	218	221	(1)	—	nm
Other Investment Property	407	887	(54)	393	4
Total Investment Properties	4,774	25,589	(81)	1,638	191
1-4 Family Construction	548	1,291	(58)	2,593	(79)
1-4 Family Investment Mortgage	1,927	2,760	(30)	1,844	5
Total 1-4 Family Properties	2,475	4,051	(39)	4,437	(44)
Commercial Development	560	567	(1)	840	(33)
Residential Development	451	452	—	685	(34)
Land Acquisition	1,029	782	32	1,042	(1)
Land and Development	2,040	1,801	13	2,567	(21)
Total Commercial Real Estate	9,289	31,441	(70)	8,642	7
Consumer Mortgages	51,376	11,201	359	17,438	195
Home Equity Lines	8,938	12,191	(27)	14,200	(37)
Other Consumer Loans	7,327	6,684	10	4,552	61
Total Consumer	67,641	30,076	125	36,190	87
Total	$161,028	$155,169	4%	$147,437	9%

Synovus

CREDIT QUALITY DATA
(Unaudited)
(Dollars in thousands)	2021		2020			Second Quarter

	Second	First	Fourth	Third	Second	'21 vs '20
	Quarter	Quarter	Quarter	Quarter	Quarter	% Change

Non-performing Loans (NPLs)	$161,028	155,169	151,079	168,837	147,437	9%
Impaired Loans Held for Sale	—	23,590	23,590	—	—	nm
Other Real Estate and Other Assets	16,806	16,849	17,394	23,280	30,242	(44)

Non-performing Assets (NPAs)	177,834	195,608	192,063	192,117	177,679	—

Allowance for Loan Losses (ALL)	516,708	563,214	605,736	603,800	588,648	(12)
Reserve for Unfunded Commitments	46,890	51,528	47,785	60,794	61,029	(23)

Allowance for Credit Losses (ACL)	563,598	614,742	653,521	664,594	649,677	(13)

Net Charge-Offs - Quarter	26,547	20,204	22,139	28,466	24,046
Net Charge-Offs - YTD	46,750	20,204	94,712	72,573	44,107
Net Charge-Offs / Average Loans - Quarter (1)	0.28%	0.21	0.23	0.29	0.24
Net Charge-Offs / Average Loans - YTD (1)	0.24	0.21	0.24	0.25	0.23
NPLs / Loans	0.42	0.40	0.39	0.43	0.37
NPAs / Loans, ORE and specific other assets	0.46	0.50	0.50	0.49	0.44
ACL/Loans	1.47	1.58	1.71	1.68	1.63
ALL/Loans	1.35	1.45	1.58	1.53	1.47

ACL/NPLs	350.00	396.18	432.57	393.63	440.65
ALL/NPLs	320.88	362.97	400.94	357.62	399.25

Past Due Loans over 90 days and Still Accruing	$4,415	3,804	4,117	7,512	8,391	(47)
As a Percentage of Loans Outstanding	0.01%	0.01	0.01	0.02	0.02

Total Past Due Loans and Still Accruing	$49,321	45,693	47,349	57,316	46,390	6
As a Percentage of Loans Outstanding	0.13%	0.12	0.12	0.14	0.12

Accruing Troubled Debt Restructurings (TDRs)	$124,528	129,776	134,972	163,511	166,461	(25)

(1) Ratio is annualized.

SELECTED CAPITAL INFORMATION (1)
(Unaudited)
(Dollars in thousands)
	June 30, 2021	December 31, 2020	June 30, 2020

Tier 1 Capital	$4,751,865	4,572,010	4,364,374
Total Risk-Based Capital	5,725,176	5,604,230	5,459,568
Common Equity Tier 1 Capital Ratio	9.75%	9.66	8.90
Tier 1 Capital Ratio	10.99	10.95	10.15
Total Risk-Based Capital Ratio	13.25	13.42	12.70
Tier 1 Leverage Ratio	8.72	8.50	8.38
Common Equity as a Percentage of Total Assets (2)	8.56	8.51	8.34
Tangible Common Equity Ratio (3) (5)	7.73	7.66	7.41
Book Value Per Common Share (4)	$31.96	31.24	30.65
Tangible Book Value Per Common Share (3)	28.61	27.88	26.94

(1) Current quarter regulatory capital information is preliminary.
(2) Common equity consists of Total Shareholders' Equity less Preferred Stock.
(3) Excludes the carrying value of goodwill and other intangible assets from common equity and total assets.
(4) Book Value Per Common Share consists of Total Shareholders' Equity less Preferred Stock divided by total common shares outstanding.
(5) See "Non-GAAP Financial Measures" of this report for applicable reconciliation.